                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [_]  Confidential, for Use of
                                                     the Commission Only (as
                                                     Permitted by Rule 14a-
                                                     6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                         TURBOCHEF TECHNOLOGIES, INC.
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                         TURBOCHEF TECHNOLOGIES, INC.

                         10500 Metric Drive, Suite 128
                              Dallas, Texas 75243
                          __________________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held July 12, 2000
                          __________________________



To our Stockholders:

     The 2000 Annual Meeting of Stockholders of TurboChef Technologies, Inc., a Delaware corporation (the "Company"), will be held at 10500 Metric Drive, Suite 128, Dallas, Texas 75243 on Wednesday, July 12, 2000, beginning at 10:00 a.m., local time. At the meeting, the stockholders will consider and act upon the following matters:

     (1) a proposal to elect five (5) directors of the Company to serve as the Board of Directors until the next annual meeting of stockholders and until their successors are elected and qualified;

     (2)  a proposal to amend the Company's 1994 Stock Option Plan, as amended;
          and

     (3) such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on June 2, 2000 as the record date for determining stockholders entitled to notice of and to vote at the meeting or any adjournments or postponements thereof. Stockholders may vote either (i) by telephone, using the toll-free number shown on the enclosed proxy card, or (ii) by mail, by marking, signing and returning the enclosed proxy card in the enclosed postage prepaid return envelope.


                                         By Order of the Board of Directors,


                                         David A. Bolton
                                         Corporate Secretary

June 17, 2000
Dallas, Texas


     It is important that your shares be represented at the Annual Meeting. Please either utilize the toll-free number shown on your proxy card or complete, date, sign, and mail the enclosed proxy card promptly in the return envelope provided, regardless of whether you plan to attend the Annual Meeting, so that your vote may be recorded. If you are present at the Annual Meeting, you may withdraw your proxy and vote in person if you so desire.

                         TURBOCHEF TECHNOLOGIES, INC.

                         10500 Metric Drive, Suite 128
                              Dallas, Texas 75243
                           ________________________

                                PROXY STATEMENT

     This Proxy Statement is furnished to the holders ("Stockholders") of common stock, par value one cent ($.01) per share ("Common Stock"), of TurboChef Technologies, Inc., a Delaware corporation ("TurboChef" or the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the 2000 Annual Meeting of Stockholders of TurboChef to be held on Wednesday, July 12, 2000, and any adjournment thereof. A copy of the Notice of Annual Meeting accompanies this Proxy Statement. It is anticipated that this Proxy Statement and the accompanying proxy card will be first mailed to Stockholders on or about Saturday, June 17, 2000.

                                    GENERAL

     Stockholders Entitled to Vote. June 2, 2000, has been fixed as the record
     -----------------------------
date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of that date, the Company had outstanding 15,728,423 shares of Common Stock, the only outstanding voting securities of the Company. Stockholders are entitled to one vote for each share owned upon all matters to be considered at the Annual Meeting.

     Quorum.  The presence at the Annual Meeting, in person or by proxy, of the
     ------
holders of a majority of the shares of Common Stock outstanding on June 2, 2000, will constitute a quorum, permitting the meeting to conduct its business. Abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting.

     Voting.   This year there are two convenient voting methods.  Stockholders
     ------
may vote their shares by telephone by calling the toll-free telephone number on the enclosed proxy card. Telephone voting is available 24 hours a day with the deadline for voting by telephone being 4:00 p.m. (Eastern Daylight Savings
Time) on Tuesday, July 11, 2000. If you choose to vote by telephone, you should not return your proxy card. Alternatively, you may vote by mail. To vote by mail, simply mark your proxy, date and sign it, and return it in the postage-prepaid envelope provided.

     If the proxy card is properly signed, returned to the Company and not revoked, it will be voted as directed by the Stockholder. Unless contrary instructions are given, the persons designated as proxy holders in the proxy card will vote (i) for the slate of nominees for election as directors proposed by the Board of Directors, (ii) for the proposal to amend the Company's

1994 Stock Option Plan, as amended, and (iii) as recommended by the Board of Directors with regard to any other matters or, if no recommendation is given, in their own discretion.

     There are different vote requirements for the various proposals. The affirmative vote of a plurality of the votes cast at the Annual Meeting will be required for the election of directors. A properly executed proxy marked "FOR ALL EXCEPT" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For each other item to be acted upon at the Annual Meeting, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a vote against the matter in question.

     If you are the beneficial owner of shares held in "street name" by a broker, the broker as the record holder of the shares is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items (those shares are treated as "broker non-votes").

     All shares that have been properly voted--whether by telephone or mail--and not revoked will be voted at the Annual Meeting in accordance with your instructions. If you sign your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

     All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast with respect to any issue and will have the same effect as negative votes. Broker non-votes are not counted for any purpose in determining whether a matter has been approved.

     A list of Stockholders entitled to vote at the Annual Meeting will be open to examination by any Stockholder, for any purpose germane to the meeting, at 10500 Metric Drive, Suite 128, Dallas, Texas 75243, during ordinary business hours for ten (10) days prior to the Annual Meeting. Such list shall also be available during the Annual Meeting.

     Revocation of a Proxy.  A Stockholder may revoke his or her proxy at any
     ---------------------
time before it is exercised by submitting another timely proxy by telephone, by filing with the Corporate Secretary at the Company's executive offices in Dallas, Texas, either a written notice of revocation or a duly executed proxy bearing a later date, or by appearing in person at the Annual Meeting and expressing a desire to vote his or her shares in person. Attendance at the Annual Meeting will not, in itself, constitute revocation of a previously granted proxy.

     By Whom and the Manner in which the Proxy is being Solicited.  The enclosed
     ------------------------------------------------------------
proxy is solicited by and on behalf of the Board of Directors of the Company. The expense of the solicitation of proxies for the Annual Meeting, including the cost of mailing, will be borne by the Company.

     In addition to the use of the mails, the Company will request persons holding Common Stock in their name or custody on behalf of others, or as nominees, to send proxy materials to their principals and request authority for the execution of the proxies. The Company will reimburse such persons for their expense in so doing.

     To the extent necessary in order to assure sufficient representation at the Annual Meeting, regular employees of the Company, at no additional compensation, may request the return of proxies personally or by telephone or telegram. In addition, the Company has retained ChaseMellon Shareholder Services, L.L.C. ("ChaseMellon"), to solicit proxies from brokers, banks, nominees and other institutional holders. The Company shall pay ChaseMellon a fee of $8,500.00 for providing such services and shall reimburse ChaseMellon for certain reasonable out-of-pocket expenses. The extent to which ChaseMellon's services will be necessary and the number of employees utilized by ChaseMellon in providing such services depends entirely on how promptly proxies are received, and Stockholders are urged to send in their proxies without delay. The Board of Directors has no knowledge or information that any other person will specifically engage any employees to solicit proxies.

     Annual Report.  A copy of the Company's Annual Report to Stockholders for
     -------------
the year ended December 31, 1999, will be first mailed on or about June 16, 2000 to all Stockholders entitled to vote at the Annual Meeting. The Annual Report to Stockholders is not incorporated by reference into this Proxy Statement and is not to be deemed a part hereof.

             SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                  MANAGEMENT

     The following table sets forth certain information as of June 2, 2000, based on information obtained from the persons named below, relating to the beneficial ownership of shares of Common Stock (unless otherwise indicated ) by
(i) each beneficial owner of more than five percent (5%) of the outstanding Common Stock, (ii) each director, (iii) each executive named in the Summary Compensation Table in "Executive Compensation", and (iv) all current executive officers and directors of the Company as a group.



                                        Amount and Nature    Percent
Name and Address                        of Beneficial         of
of Beneficial Owner                      Ownership /(1)/      Class
-------------------                      ---------------      -----

Jeffrey B. Bogatin
c/o TurboChef Technologies, Inc.
745 Fifth Avenue
New York, New York 10151..........        5,937,364/(2)/     37.39%

Donald J. Gogel
375 Park Avenue, 18th Floor
New York, New York 10152..........          539,418/(3)/      3.40%

Marion H. Antonini
79 Ferris Hill Road
New Canaan, Connecticut 06840 .......       201,000/(4)/      1.26%

Dennis J. Jameson
4525 Beverly Drive
Dallas, Texas 75205..................       108,500/(5)/       .69%

Sir Anthony Jolliffe
Arrewig Farming Office
Arrewig Lane
Chartridge, Chesham Bucks HP52UA
England..............................       100,000/(6)/       .63%

Richard N. Caron
c/o TurboChef Technologies, Inc.
10500 Metric Drive, Ste. 128
Dallas, Texas 75243..................        69,167/(7)/       .44%

Amit S. Mukherjee
125 Summer Street
Watertown, MA 02472..................        27,000/(8)/       .17%

All current directors and executive
officers as a group (5 persons)......     6,846,949/(9)/     41.85%


(1) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within sixty (60) days upon the exercise of options and warrants. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not those held by any other person) and which are exercisable within sixty (60) days have been exercised. Percentages herein assume a base of 15,728,423 shares of Common Stock outstanding, before any consideration is given to outstanding options or warrants. Certain of the Company's directors disclaim beneficial ownership of some of the shares included in the table.

(2) Includes 67,500 shares issuable upon exercise of immediately exercisable Options granted under the Company's 1994 Stock Option Plan, as amended (the "Option Plan"). Mr. Bogatin disclaims beneficial ownership of 957,896 shares held in a charitable foundation.

(3) Includes 111,250 shares issuable upon exercise of immediately exercisable Options granted under the Option Plan. Mr. Gogel disclaims beneficial ownership of 83,000 shares held in a charitable foundation.

(4) Includes 200,000 shares issuable upon the exercise of immediately exercisable Options granted under the Option Plan.

(5) Includes 100,000 shares issuable upon the exercise of immediately exercisable Options granted under the Option Plan. Mr. Jameson's tenure as an employee and as an executive officer of the Company terminated on May 26, 2000. Effective May 1, 2000, Marc Jacobson was retained by the Company to assume the position of interim Chief Financial Officer. Mr. Jacobson was employed by Prodigy Communications Corporation from 1995 until 1999, where he served as General Counsel, acting Chief Financial Officer and Senior Vice President for Corporate Development and Public Policy. From September 1999 to March 2000, he served as President, Chief Operating Officer and a director of Politics.com, Inc., a publicly-traded Internet company. Mr. Jacobson currently serves on the Board of Directors of the Direct Marketing Association and as Chairman of the Board of Advisors of the Internet Alliance, the leading trade association for Internet companies.

(6) Includes 100,000 shares issuable upon exercise of immediately exercisable Options granted under the Option Plan.

(7) Includes 66,667 shares issuable upon exercise of immediately exercisable Options granted under the Option Plan.

(8) Includes 25,000 shares issuable upon exercise of immediately exercisable Options granted under the Option Plan. Dr. Mukherjee resigned as an executive officer of the Company and separated from the Company effective April 7, 2000.

(9) Includes an aggregate of 767,917 shares issuable upon exercise of immediately exercisable Options granted under the Option Plan.


               Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who beneficially own more than ten percent (10%) of a registered class of the Company's equity securities ("ten percent stockholders") to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. ("NASD"). Executive officers, directors and ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company's executive officers, directors and ten percent stockholders became subject to these requirements in April 1994, when the registration statement relating to the Company's initial public offering was declared effective by the SEC.

     Based solely upon review of the copies of such forms furnished to the Company, or written representations from certain reporting persons, the Company believes that during the fiscal year ended December 31, 1999, all filing requirements applicable to its executive officers, directors and ten percent stockholders were fulfilled on a timely basis.

                                  PROPOSAL 1

                          PROPOSAL TO ELECT DIRECTORS

General Information

     The Company's Board of Directors currently has five (5) Directors.  Five
(5) directors are to be elected at the Annual Meeting to serve, subject to the provisions of the Company's Bylaws, until the next Annual Meeting of Stockholders, and until their successors are duly elected and qualified.

     Each of the current members of the Board of Directors has been nominated by the Company to be reelected as a director at the Annual Meeting. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that one or more nominees are unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors.

     Directors' Compensation; Attendance.  Directors currently receive no cash
     -----------------------------------
compensation for serving on the Board of Directors other than reimbursement of reasonable expenses incurred in attending meetings. In connection with retaining Sir Anthony Jolliffe to serve as a member of the Board of Directors, in fiscal year 1999, the Company granted Mr. Jolliffe options to acquire 150,000 shares of Common Stock. All such options were granted under the Company's 1994 Stock Option Plan.

     During the last fiscal year, there have been five (5) meetings of the Board of Directors of the Company and twenty-six (26) unanimous written consents of the Board of Directors of the Company in lieu of meetings. Each director attended more than 75% of the total number of meetings of the Board of Directors and committees on which he served.

     Committees of the Board. The Board of Directors has a Compensation
     -----------------------
Committee, an Audit Committee and an Executive Committee.

     Members of the Compensation Committee are Directors Gogel (Chairman) and Caron. The Compensation Committee is charged with reviewing the Company's general compensation strategy; establishing salaries and reviewing benefit programs (including pensions) for the Chief Executive Officer and those persons who report directly to him; reviewing, approving, recommending and administering the Company's incentive compensation and stock option plans and certain other compensation plans; and approving certain employment contracts. This committee met two (2) times during 1999.

     Members of the Audit Committee are Directors Gogel (Chairman) and Jolliffe. This committee is primarily concerned with the effectiveness of the audits of the Company by the independent auditors. Its duties include: (1) recommending the selection of independent auditors; (2) reviewing the scope of the audit to be conducted by them, as well as the results of their audit; (3) reviewing the organization and scope of the Company's internal systems of audit and financial controls; (4) appraising the Company's financial reporting activities (including its Proxy Statement and Annual Report) and the accounting standards and principles followed; and

(5) examining other reviews relating to compliance by employees with important Company policies and applicable laws. There was one (1) meeting of the Audit Committee during 1999.

     Effective January 31, 2000, the SEC adopted new rules and amendments to current rules relating to the disclosure of information about companies' audit committees. In large part, the new rules are based on recommendations made by the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees. The new rules require that the proxy statement must contain a report of the audit committee addressing several issues identified in the rules. In addition, the SEC recommends that the audit committees adopt written charters. Any such charter must be included as an attachment to the proxy statement at least once every three years. The Audit Committee adopted a charter in May 2000, which is attached hereto as Exhibit A and incorporated by reference.
                            ---------

     Both members of the Audit Committee, Directors Gogel (Chairman) and Jolliffe, are independent directors for the purposes of the NASD's listing standards. Consistent with the NASD's independent director and audit committee listing standards, as amended on December 14, 1999, a director will not be considered "independent" if, among other things, he or she has:

 . Been employed by the corporation or its affiliates in the current or past three years;

 . Accepted any compensation from the corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

 . An immediate family member who is, or has been in the past three years, employed by the corporation or its affiliates as an executive officer;

 . Been a partner, controlling stockholder or an executive officer of any for-profit business to which the corporation made, or from which it received payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

 . Been employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

     The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 1999 with management. Specifically, the Audit Committee discussed with management the matters set forth in SAS 61 (Codification of Statements on Auditing Standards), AU Section 380, which includes, among other things:

 .  Methods used to account for significant unusual transactions;

 . The effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

 . The process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and

 . Disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements.

     The Audit Committee did not discuss the aforementioned matters with the Company's independent auditors; however, management did discuss such matters with Arthur Andersen LLP. The Audit Committee has not received the written disclosures and the letter from the Company's independent accountants for fiscal year 1999, Arthur Andersen LLP, required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee discussed with management the issue of Arthur Andersen LLP's independence from the Company; however, the Audit Committee did not discuss this matter with Arthur Andersen LLP. Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

     The current members of the Executive Committee are Directors Bogatin (Chairman), Antonini and Caron. The principal responsibilities of this committee are to review the

Company's strategic planning process, allocation of resources and such other specific matters as from time to time are assigned by the Board. This committee met one (1) time during 1999.

     Certain Relationships and Related Transactions.    In April 1999 and March
     -----------------------------------------------
2000, Mr. Bogatin exercised certain stock options to purchase 200,000 and 600,000 shares, respectively of Common Stock. As payment for the aggregate exercise price of such options, Mr. Bogatin tendered to the Company promissory notes in the principal amounts of $500,000 and $1,500,000, respectively. The principal amount of each promissory note, together with all accrued interest, is due and payable on April 6, 2004 and March 15, 2005, respectively. In addition, in April 1999, Mr. Gogel exercised certain stock options to purchase 40,000 shares of Common Stock. As payment for the aggregate exercise price of such options, Mr. Gogel tendered to the Company a promissory note in the principal amount of $100,000. The principal amount of the promissory note, together with all accrued interest, is due and payable on April 6, 2004. Each of the notes bears interest at the federal discount rate as from time to time established by the Federal Reserve Board, per annum. The amounts due pursuant to the promissory notes are full-recourse obligations which are secured by separate pledge agreements between the Company and each of Mr. Bogatin and Mr. Gogel. Pursuant to such pledge agreements, all of the shares of Common Stock purchased by Mr. Bogatin and Mr. Gogel upon exercise of their respective stock options were pledged as collateral for the debts evidenced by their respective promissory notes.

NOMINEES

     Set forth below are the names and ages of the nominees, the principal occupation of each, the year in which each was first elected a director of the Company, the business experience of each for at least the past five years and certain other information concerning each of the nominees.

     Marion H. Antonini, age 69, has served as a director of the Company since April 1998 and served as Chairman of the Company's Board of Directors from April 1998 to March 2000. He also served as interim Chief Executive Officer of the Company from April 1998 until September 1998. Since March 1998, Mr. Antonini has also been a principal of Kolberg & Co., a private equity investment firm. From September 1990 to March 1998, Mr. Antonini was Chairman of the Board, President and Chief Executive Officer of Welbilt Corp., a commercial appliance manufacturer. Mr. Antonini is a director of Engelhard Corporation, Scientific-Atlanta, Inc. and Vulcan Materials Co.

     Jeffrey B. Bogatin, age 51, a co-founder of the Company, has been a director of the Company since its inception in 1991, served as Chairman of the Board until April 1998 and currently serves as Chairman of the Board, effective March 2000. He was also Treasurer of the Company until June 1996. Since 1975, Mr. Bogatin has served as President of Whitemarsh Industries, Inc., which was engaged in manufacturing and importing ladies apparel and is now involved with making venture capital investments.

     Richard N. Caron, age 43, has served as President and Chief Executive Officer of the Company and as a director since September 1998. Mr. Caron was employed by Arthur D. Little, Inc., an international technology and innovation consulting firm, from 1979 to 1998, holding the title of Director from 1991, Vice President from 1994 and Practice Leader for Consumer Goods in North America from 1997 until he joined the Company. Mr. Caron also serves as a member of the Advisory Board for Ernest & Julio Gallo Winery, a privately-held company that is a world leader in wine making, marketing and sales.

     Donald J. Gogel, age 51, has been a director of the Company since April 1993. Since February 1989, Mr. Gogel has been a principal of Clayton, Dubilier & Rice, Inc., a private investment firm, and has served as President and Chief Executive Officer since January 1997. Mr. Gogel is a director of Jafra Cosmetics, Inc.

     Sir Anthony Jolliffe, age 61, has been a director of the Company since November 1998. Since 1992, Sir Anthony has been Chairman of the Board of Directors of Managing for Industry Holding, Ltd., a privately-held international consulting firm. He is also a director of General Mediterranean Holdings, Ltd., a European-based firm with extensive interests in banking, aviation, hotel construction, advertising and pharmaceuticals.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH DIRECTOR
                             NOMINEE NAMED ABOVE.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth information concerning total compensation earned by or paid to the Company's Chief Executive Officer and the three other most highly compensated executive officers of the Company who served in such capacities as of December 31, 1999 for services rendered to the Company during each of the last three fiscal years.

                              Annual Compensation
                              -------------------


                                                                                                   Long Term      No. of Stock
Name and Principal             Fiscal                                            All Other        Compensation      Options
Position                        Year      Salary ($)         Bonus ($)         Compensation($)     Awards($)        Granted
--------                        ----      ----------         ---------         ---------------     ---------        -------
Marion H. Antonini              1999       $300,000          $     -0-              $-0-             $-0-                 -0-
Chairman of the Board/(1)/      1998        244,615                -0-               -0-              -0-            200,000

Richard N. Caron                1999       $298,434          $125,000/(3)/          $-0-             $-0-                 -0-
President and Chief             1998         92,308            30,000/(3)/           -0-              -0-            200,000
Executive Officer/(2)/

Philip R. McKee                 1998       $131,330          $     -0-              $-0-             $-0-                 -0-
President and Chief             1997        121,870/(5)/           -0-               -0-              -0-            108,000
Executive Officer /(4)/

Dennis J. Jameson               1999       $173,372          $ 25,000               $-0-             $-0-                 -0-
Executive Vice President,       1998        160,000            33,750                -0-              -0-             20,000
Chief Financial Officer,        1997        150,000            24,327                -0-              -0-             20,000
Secretary and Treasurer/(6)/

Amit S. Mukherjee               1999       $220,000           $15,000/(8)/          $-0-             $-0-                 -0-
Chief Technology and            1998         29,615            15,000/(8)/           -0-              -0-             75,000
Strategy Officer/(7)/

(1) Mr. Antonini was elected Chairman of the Board of Directors in April 1998 and served as interim Chief Executive Officer until September 1998. Mr. Antonini's term as Chairman of the Board expired on March 5, 2000.

(2) Mr. Caron was employed by the Company in September 1998, at which time he was elected President and Chief Executive Officer of the Company.

(3) Upon being employed by the Company, Mr. Caron was entitled to receive a signing bonus of $60,000, of which $30,000 was paid in each of 1999 and 2000.

(4) In April 1998, Mr. McKee assumed the positions of Vice Chairman and Chief Technology Officer and Marion H. Antonini assumed the positions of Chairman of the Board and acting Chief Executive Officer. Mr. McKee resigned as an executive officer and director of the Company and separated from the Company effective August 1998.

(5) Includes $26,870 paid to Mr. McKee in 1997 for salary earned in 1993, 1994 and 1995.

(6) Mr. Jameson was employed by the Company in December 1995, at which time he was elected Executive Vice President and Chief Financial Officer and served as Chief Financial Officer until April 2000. Mr. Jameson's tenure as an employee and executive officer of the Company terminated effective May 26, 2000. Effective May 1, 2000, Marc Jacobson was retained by the Company to assume the position of interim Chief Financial Officer.

     (7) Dr. Mukherjee was employed by the Company in November 1998, at which time he was elected Chief Technology and Strategy Officer. Dr. Mukherjee resigned as an executive officer of the Company and separated from the Company effective April 7, 2000.

     (8) Upon being employed by the Company, Dr. Mukherjee was entitled to receive a signing bonus of $30,000, of which $15,000 was paid in each of 1999 and 2000.

Option Grants for Fiscal 1999

     The following table sets forth information with respect to stock option grants to the named executive officers during fiscal 1999 and the potential realizable value of such option grants.

     The hypothetical value of the options as of their date of grant has been calculated below, using the Black-Scholes option pricing model, as permitted by SEC rules, based upon a set of assumptions set forth in the footnote to the table. It should be noted that this model is only one method of valuing options, and the Company's use of the model should not be interpreted as an endorsement of its accuracy. The actual value of the options may be significantly different, and the value actually realized, if any, will depend upon the excess of the market value of the Common Stock over the option exercise price at the time of exercise.

                       Option Grants in Last Fiscal Year
                       ---------------------------------

                                                                                                     Potential Realizable Value at
                                                                                                      Assumed Annual Rates of
                                                                                                    Stock Price Appreciation for
                                                                       Individual Grants/(1)/             Option Term /(2)/
                                                      ---------------------------------------------------------  ------------------
                                 Number of
                                 Securities                % of Total
                                 Underlying                Options          Exercise
                                 Options                   Granted to       Price Per        Expiration
Name                             Granted                   Employees        Share            Date                    5%       10%
----                             ---------                 ----------       ---------        ----------             ----      ----
Marion H. Antonini/(3)/             -0-                       -0-%              $-0-             N/A                $-0-      $-0-

Richard N. Caron                    -0-                       -0-%              $-0-             N/A                $-0-      $-0-

Dennis J. Jameson/(4)/              -0-                       -0-%              $-0-             N/A                $-0-      $-0-

Amit S. Mukherjee/(5)/              -0-                       -0-%              $-0-             N/A                $-0-      $-0-

/(1)/ These are options granted under the Company's 1994 Stock Option Plan, as amended, to acquire shares of Common Stock.

/(2)/ The potential realizable value of the options, if any, granted in 1999 to each of the executive officers was calculated by multiplying those options by the excess of (a) the assumed market value of Common Stock, at the end of option term, if the market value of Common Stock were to increase 5% or 10% in each year of the option's 7-year term over (b) the exercise price shown. This calculation does not take into account any taxes or other expenses which might be owed. The 5% and 10% appreciated rates are set forth in the SEC rules and no representation is, of course, made that the Common Stock will appreciate at these assumed rates or at all.

/(3)/   Mr. Antonini's term as Chairman of the Board expired on March 5, 2000.

/(4)/ Mr. Jameson's tenure as an employee and executive officer of the Company terminated effective May 26, 2000. Effective May 1, 2000, Marc Jacobson was retained by the Company to assume the position of interim Chief Financial Officer.

/(5)/ Dr. Mukherjee resigned as an executive officer of the Company and separated from the Company effective April 7, 2000.

Option Exercises and Values for Fiscal 1999

          The table below sets forth the following information with respect to option exercises during fiscal 1999 by each of the named executive officers and the status of their options at December 31, 1999:

          . the number of shares of Common Stock acquired upon exercise of options during fiscal 1999;

          . the aggregate dollar value realized upon the exercise of such options;

          . the total number of exercisable and non-exercisable stock options held at December 31, 1999; and

          . the aggregate dollar value of in-the-money exercisable options at December 31, 1999.


                         Aggregated Option Exercises in
               Last Fiscal Year and Fiscal Year End Option Value


                                          Value Realized      Number of Unexercised      Value of Unexercised In-
Shares                                     (Market Price      Options                      the-Money Options at
Acquired on                              at Exercise Less       at Fiscal Year-End        Fiscal year-End /(1)/
                                                            --------------------------  --------------------------
Name                         Exercise     Exercise Price)   Exercisable  Unexercisable  Exercisable  Unexercisable
----                         --------    -----------------  -----------  -------------  -----------  -------------
Marion H. Antonini /(2)/        -0-             -0-           133,334         66,666     $ 75,000       $ 37,500
Richard N. Caron                -0-             -0-            66,667        133,333     $212,501       $424,999
Dennis J. Jameson /(3)/         -0-             -0-           135,000         25,000     $  4,688       $ 14,063
Amit S. Mukherjee /(4)/         -0-             -0-            25,000         50,000     $     -0-      $     -0-

/(1)/ In accordance with certain rules promulgated by the SEC, the value of unexercised options equals fair market value of the shares underlying in-the-money options at December 31, 1999 ($7.9375), less the exercise price, times the number of in-the-money options outstanding.

/(2)/  Mr. Antonini's term as Chairman of the Board expired on March 5, 2000.

/(3)/ Mr. Jameson's tenure as an employee and executive officer of the Company terminated effective May 26, 2000. Effective May 1, 2000, Marc Jacobson assumed the position of interim Chief Financial Officer.

/(4)/ Dr. Mukherjee resigned as an executive officer of the Company and separated from the Company effective April 7, 2000.

                        Executive Employment Agreements

     In March 1998, the Company entered into a two-year employment agreement with Marion H. Antonini, providing for his employment as Chairman of the Board and acting Chief Executive Officer of the Company effective in April 1998. Pursuant to such employment agreement, Mr. Antonini was entitled to receive an annual base salary of $300,000 and has been granted options to acquire 200,000 shares of Common Stock at a price of $7.375 per share which vest as follows: (i) options to acquire 66,667 shares vested as of August 1998, when the Company executed an employment agreement with Richard N. Caron as Chief Executive Officer, (ii) options to acquire 66,667 vested on March 5, 1999, and (iii) options to acquire 66,666 shares of Common Stock vested on March 5, 2000. Mr. Antonini's employment agreement with the Company terminated on March 5, 2000.

     In August 1998, the Company entered into an employment agreement with Richard N. Caron providing for his employment as President and Chief Executive Officer of the Company effective in September 1998. Pursuant to such employment agreement, Mr. Caron is entitled to receive an annual base salary of $300,000 plus an annual bonus of up to 50% of his base salary, as determined by the Board of Directors. Mr. Caron also received a signing bonus of $60,000, with 50% of such amount being paid on October 1, 1998, and the remainder being paid on March 1, 1999. Pursuant to his employment agreement, Mr. Caron has been granted options to acquire 200,000 shares of Common Stock at a price of $4.75 per share which will vest in equal amounts over a three-year period. The employment agreement does not specify any term of employment. In the event that the Company terminates Mr. Caron's employment for any reason, Mr. Caron is entitled to twelve months severance pay equal to his salary in effect at the termination date.

     On June 1, 1999, the Company entered into an employment agreement with Dennis J. Jameson, providing for his employment as Chief Financial Officer. Pursuant to such employment agreement, Mr. Jameson is entitled to receive an annual base salary of $175,000, plus an annual bonus of up to 50% of his base salary, as determined by the Board of Directors in a manner consistent with other management personnel of the Company. Effective May 1, 2000. Marc Jacobson was retained by the Company to assume the position of interim Chief Financial Officer. On May 19, 2000, Mr. Jameson and the Company entered into an amendment to the employment agreement which provided that Mr. Jameson's tenure as an employee and executive officer of the Company ended effective May 26, 2000. Pursuant to the amendment, Mr. Jameson is entitled to (i) severance pay equal to Mr. Jameson's salary in effect at the termination date, to be paid until December 31, 2000; (ii) issuance of a non-qualified option to purchase 100,000 shares of the Company's common stock at an exercise price equal to $5.00 per share in accordance with the Company's 1994 Stock Option Plan, as amended, exercisable by Mr. Jameson on or before December 31, 2001; and (iii) maintenance of his group health benefits in effect at the time of termination for a period of twelve months. The amendment also imposes certain limitations on Mr. Jameson's ability to sell shares of stock issued upon exercise of such non-qualified option. Prior to the amendment, the employment agreement provided that Mr. Jameson was entitled to twelve months' severance pay, as well as to exercise any vested options during such twelve month severance period.

                         TOTAL RETURNS TO STOCKHOLDERS

Stock Performance Graph
-----------------------

     The following line graph compares the cumulative total stockholder returns (stock price growth plus dividends) of the Common Stock from December 31, 1994 through December 31, 1999, with the total stockholder returns for the same period of the Nasdaq Market Index and a peer group index. The graph assumes that the value of the investment in the Common Stock and each index was $100 on December 31, 1994 and that all dividends were reinvested.

     The peer group represented in the graph includes the following companies:
AquaCare Systems, Inc., Engineered Support Systems, Middleby Corp., Minuteman International, Inc., Tennant Co. and TurboChef Technologies, Inc.


                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
           TurboChef Technologies, Inc., NASDAQ Market and Peer Group


-----------------------------------------------------------------------------------------------------------
Company/Index                        1994        1995        1996         1997         1998         1999
                                     ----        ----        ----         ----         ----         ----
-----------------------------------------------------------------------------------------------------------
TurboChef Technologies, Inc.        100.00      821.43     1,264.29      414.29        521.43       453.57
-----------------------------------------------------------------------------------------------------------
Peer Group Index                    100.00      141.54       214.11      236.43        220.74       193.77
-----------------------------------------------------------------------------------------------------------
Nasdaq Market Index                 100.00      129.71       161.18      197.16        278.08       490.46
-----------------------------------------------------------------------------------------------------------


                                   PROPOSAL 2

                     PROPOSAL TO INCREASE SHARES AVAILABLE
                          UNDER 1994 STOCK OPTION PLAN

     The Board of Directors unanimously proposes that the Stockholders approve an amendment to the Company's 1994 Stock Option Plan, as amended, (the "Option Plan"), increasing by 1,000,000 the number of shares of the Common Stock reserved for issuance under such plan. Under the Option Plan as adopted by the Company's Stockholders in 1994, as last amended by the Stockholders in 1998, 3,650,000 shares of Common Stock were reserved for issuance in connection with the grant of restricted stock under such plan. In connection with converting certain debts owed by the Company to Jeffrey B. Bogatin into equity, the Company granted Mr. Bogatin options under the Option Plan to acquire an aggregate of 1,000,000 shares of Common Stock. Currently, as a result of these transactions and other grants to qualified individuals, as of June 2, 2000, only 22,584 shares remained available for issuance under the Option Plan. The Board of Directors believes that the proposed increase in the number of shares available for issuance under the Option Plan is necessary in order to continue the effectiveness of the Option Plan in attracting, motivating, and retaining outside directors, officers and key employees with appropriate experience and ability, and to increase the grantees' alignment of interest with the Company's Stockholders.

Summary of Existing Terms of Option Plan

     The following summary of the principal features of the Option Plan is subject to the specific provisions contained in the official text of the Option Plan.

     In January 1994, in order to attract, retain and motivate employees (including officers), directors, consultants and other persons who perform substantial services for or on behalf of the Company, the Company adopted the Option Plan, which was subsequently amended in March 1994, June 1995, February 1997, June 1997, June 1998 and October 1998, pursuant to which stock options covering an aggregate of 3,650,000 shares of the Company's Common Stock may be granted to such persons. Under the Option Plan, "incentive stock options" ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), may be granted to employees (including officers), and non-incentive stock options ( "Non-incentive Options") may be granted to any such employee and to other persons (including directors) who perform substantial services for or on behalf of the Company. Incentive Options and Non-incentive Options are collectively referred to herein as "Options".

     The Option Plan is administered by the Board of Directors, which is vested with complete authority to administer and interpret the Option Plan, determine the terms upon which Options may be granted, prescribe, amend and rescind such interpretations and determinations and grant Options. The Board of Directors also has the power to terminate or amend the Option Plan from time to time in such respects as it deems advisable, except that no termination or amendment shall materially adversely affect any outstanding Option without the consent of the grantee, and the approval of the Company's Stockholders is required in respect of any amendment which would (i) change the total number of shares subject to the Option Plan or (ii) change the designation or class of employees or other persons eligible to receive Incentive Options or Non-incentive Options.

     The price at which shares covered by an Option may be purchased is determined on the date of the Option grant by the Board of Directors but may be no less than the par value of such shares and, in the case of Incentive Options, no less than the fair market value of such shares on the date of grant (the "Fair Market Value"). The Fair Market Value is generally equal to the last sale price quoted for shares of Common Stock on the Nasdaq National Market ("NASDAQ") on the date of grant. The purchase price of shares issuable upon exercise of an Option may be paid in cash or by delivery of shares with a value equal to the exercise price of the Option. The Company may also loan the purchase price to the optionee, or guarantee third-party loans to the optionee, on terms and conditions acceptable to the Board of Directors. The number of shares covered by an Option is subject to adjustment for stock splits, mergers, consolidations, combinations of shares, reorganizations and recapitalizations. Options are generally non-transferable except by will or by the laws of descent and distribution, and in the case of employees, with certain exceptions, may be exercised only so long as the optionee continues to be employed by the Company. If the employee dies or becomes disabled, the right to exercise the Option, to the extent then vested, continues for specified periods. Non-incentive Options may be exercised within a period not exceeding ten years from the date of grant. The terms of Incentive Options are subject to additional restrictions provided by the Option Plan.

     As of June 2, 2000, Options to purchase 2,194,700 shares of Common Stock were outstanding, and Options to purchase an additional 22,584 shares were available for future grant. In addition to the foregoing, Options to purchase an aggregate of 1,432,716 shares of Common Stock have been exercised, including Options to purchase an aggregate of 1,000,000 shares of Common Stock at $2.50 per share, granted in connection with certain debts owed by the Company to Mr. Bogatin, which were exercised by Mr. Bogatin in June 1995, December 1995, April 1999 and March 2000.

     Awards of Options under the Option Plan in fiscal year 1999 to the four most highly compensated executive officers are set forth on the Summary Compensation Table on page 9. Awards were made to the following groups during fiscal year 1999 under the Option Plan:

                                                                  No. of Options
                                                                  --------------

  All current executive officers, as a group                                 -0-

  All current directors who are not executive officers, as a group      150,000

  All employees who are not executive officers, as a group              272,500


         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ADOPTION
                OF THIS AMENDMENT OF THE 1994 STOCK OPTION PLAN.

                            INDEPENDENT ACCOUNTANTS

     Effective June 5, 2000, the Company's independent public accountant for fiscal year 1999, Arthur Andersen LLP, was disengaged. The Company's Board of Directors and Audit Committee is currently in the process of interviewing independent public accountants to serve as auditor for the Company for fiscal year 2000. The Board of Directors will base its decision with respect to the independent public accountants to be appointed for fiscal year 2000 upon the recommendation of the Board's Audit Committee.

     During the 1998 and 1999 fiscal years and the period of January 1, 2000 through June 5, 2000, there were no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. Arthur Andersen LLP's report on the Company's financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     Effective December 21, 1998, the Company appointed Arthur Andersen LLP as the Company's independent public accountants for fiscal 1998 to replace KPMG Peat Marwick LLP which resigned on that same date. The Company's Board of Directors approved the selection of Arthur Andersen LLP as independent public accountants upon the recommendation of the Board's Audit Committee.

     During the 1996 and 1997 fiscal years and the period of January 1, 1998 through December 21, 1998, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. KPMG Peat Marwick LLP's report on the Company's financial statements for the fiscal years 1996 and 1997 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

                      STOCKHOLDER NOMINATION OF DIRECTORS

     Nominations of individuals other than those made by the Board of Directors must be in writing and be delivered to the Company not less than ten (10) days after the date on which notice of the Annual Meeting is first given to the Stockholders, or more than sixty (60) days prior to any Annual Meeting, whichever is later. Such nominations must include the information regarding the person advancing the nomination as well as information about the nominee as required by the Bylaws of the Company. Nominations not made according to these procedures will be disregarded.

                                   FORM 10-K

     THE COMPANY SHALL PROVIDE WITHOUT CHARGE TO EACH PERSON, SOLICITED ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES AND ALL EXHIBITS THERETO. STOCKHOLDERS WHO DESIRE SUCH MATERIALS SHOULD CONTACT DAVID A. BOLTON, CORPORATE SECRETARY BY TELEPHONE AT
(214) 341-9471, OR WRITE TO TURBOCHEF TECHNOLOGIES, INC., 10500 METRIC DRIVE,
SUITE 128, DALLAS, TEXAS 75243, ATTN:   DAVID A. BOLTON, CORPORATE SECRETARY.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors knows of no other business to be brought before the Annual Meeting requiring action of the Stockholders, nor does it have any information that other matters will be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

               STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

     A Stockholder interested in presenting a proposal for consideration at the Company's Annual Meeting of Stockholders in 2001 and to be included in the Company's proxy statement and form of proxy for such annual meeting may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion, Stockholder proposals must be received by the Company's Corporate Secretary no later than February 13, 2001.

                                         By Order Of The Board of Directors



                                         David A. Bolton
                                         Corporate Secretary

June 17,  2000
Dallas, Texas

                                   EXHIBIT A


                            AUDIT COMMITTEE CHARTER

                     FUNCTION, DUTIES AND RESPONSIBILITIES
                          OF THE AUDIT COMMITTEE FOR
                         TURBOCHEF TECHNOLOGIES, INC.

Function
--------

     The Audit Committee (the "Committee") is charged with the responsibility for satisfying itself that (1) the Company's systems of internal controls are reasonably adequate and operating effectively; (2) the Company's systems, procedures and policies provide reasonable assurance that financial information is fairly presented; and (3) that the overall annual audit coverage of the Company and its affiliates is satisfactory, and is designed to provide reasonable assurance that its financial statements fairly reflect its financial condition and the results of its operations. In addition, the Committee has the responsibility of satisfying itself that appropriate standards of business conduct are established and observed. The committee pursues these responsibilities by performing the specific duties and carrying out the responsibilities listed below.

Duties and Responsibilities
---------------------------

     With respect to the independent auditors:

     1. Recommend the annual engagement (or discharge) of the independent auditors to the Board of Directors (the "Board").
     2. Review the scope of the audit plan, prior to its execution, to satisfy itself of its adequacy and coverage of items of concern to the Committee and ascertain that it efficiently meshes with the annual audit plan of the internal auditors.
     3.   Review the fee proposed for the annual audit.
     4. Approve the engagement of the independent auditors to provide any non-audit professional services.
     5.   Satisfy itself of the independence of the independent auditors.
     6. Review the recommendations in the independent auditors' annual management letter and management's response thereto.
     7. Satisfy itself that the independent auditors recognize and accept their responsibility to the Committee.

     With respect to the internal auditors, ascertain the appropriate time as to when the company should implement an internal audit function and when such a function is put into place:

     1. Review the execution of the prior year's audit plan including the departures from that plan.
     2.   Approve the audit plan for the coming year.
     3. Review formal internal audit reports and the related management responses.
     4. Monitor progress of the audit plan through evaluation of a Quarterly Activity Report.
     5. Monitor the expenses of principal officers through review of the related annual internal audit report.


May 26, 2000

     With respect to financial information:

        1. Review the adequacy of the Company's systems of internal controls, including accounting systems, procedures and policies.

        2.   Review the annual report to shareholders prior to issuance.

        3.   Review other financial reports after issuance.

        4. Review pending legal matters, if any, which may have a material financial impact.

     In addition to the aforementioned duties, the Committee shall also:

        1. Review with appropriate officers of the Company, and with such others as may be deemed appropriate, the Company's standards of business conduct and the efficacy of the procedures for communicating those standards to all concerned and of enforcing them.

        2. Review results of any questionnaires submitted in response to the Company's policy on business conduct.

        3. Conduct special investigations on behalf of the Board, together with legal counsel when appropriate, on such matters as the Company's compliance with particular laws and regulations, the integrity of its management, the accuracy of its financial statements, and the adequacy of its internal controls.

        4. Discuss with senior financial management the Company's accounting and auditing policies, principles and practices.

        5. Discuss with the Chief Executive Officer the adequacy and the effectiveness of the Company's financial, accounting and internal audit departments' organization and staffing (if applicable).

     In the discharge of its duties and responsibilites, the Committee may confer with employees of the Company, independent auditors, outside counsel or other sources that it may deem appropriate. The Committee may confer with any such persons with or without representatives of the management present.

Membership
----------

     The Committee shall be composed of not less than three directors who are independent of management and free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgement as a Committee member. The Chairman of the Committee shall be one of such directors. The Committee and its Chairman shall be appointed annually by the Board.

Meetings
--------

     The full Committee shall meet at least twice annually and at other times, as deemed necessary by the Chairman of the Committee. In addition, any two members of the Committee may meet with the Chairman of the Board and the Chief Executive Officer, as deemed necessary by the Chairman of the Committee.

May 26, 2000

                                     PROXY
                                     -----

         This Proxy is Solicited on behalf of the Board of Directors.


                         TurboChef Technologies, Inc.


     The undersigned hereby appoints, Marion H. Antonini, Jeffrey B. Bogatin and Richard N. Caron (the "Proxies"), each with the full authority to act without any other, as proxies with full power of substitution, to vote and act for and in the name of the undersigned as fully as the undersigned could vote and act if personally present, at the annual meeting of stockholders of TurboChef Technologies, Inc. to be held on July 12, 2000 and at any adjournments thereof, as follows:


          Please mark your
   [X]    votes as in this
          example.


     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder or stockholders. If no direction is made, this Proxy will be voted FOR all of the proposals. If other matters properly come before the meeting, the Proxies will vote in accordance with their judgment.

Proposal 1.    Election       For     Withhold    For All   Nominees:  01 Marion H. Antonini.
               Of Directors   All     All         Except               02 Jeffrey B. Bogatin
                                                                       03 Richard N. Caron
                              [_]     [_]         [_]                  04 Donald J. Gogel
                                                                       05 Sir Anthony Jolliffe


(INSTRUCTIONS: To withhold authority to
vote for any individual nominee, mark "For
All Except" and write such nominee's name in the space provided below.)


____________________________________

Proposal 2.    To amend the Company's 1994 Stock Option               For      Against    Abstain
               Plan, as amended.                                      [_]        [_]        [_]



Proposal 3.    In their discretion, the Proxies are authorized to
               vote upon such other business as may properly
               come before the meeting or any adjournment
               thereof.




SIGNATURE _____________ DATE ________ SIGNATURE  ___________   DATE __________

  Note: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE HELD JOINTLY, BOTH OWNERS MUST SIGN. WHEN SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR OTHER SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE STATE YOUR FULL TITLE AS SUCH.



                               VOTE BY TELEPHONE

                       QUICK * * * EASY * * * IMMEDIATE

          YOUR VOTE IS IMPORTANT! - YOU CAN VOTE IN ONE OF TWO WAYS:

1. TO VOTE BY PHONE: Call toll-free 1-800-840-1208 on a touch tone telephone 24 hours a day-7 days a week. There is NO CHARGE to you for this call. Have your Proxy Card in hand. You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

OPTION 1:  To vote as the Board of Directors recommends on ALL proposals, press 1.

                   When asked, please confirm by Pressing 1.

OPTION 2:  If you choose to vote on each Proposal separately, press 0.
           You will hear these instructions:

           Proposal 1 - To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9; To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

           Proposal 2 - To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

                   When asked, please confirm by Pressing 1.

The instructions are the same for all remaining proposals.
                                      OR
                                      --
2. VOTE BY PROXY: Mark, sign and date your Proxy Card and return promptly in the enclosed envelope.

NOTE: If you vote by telephone, THERE IS NO NEED TO MAIL BACK your Proxy Card.

The deadline for telephone voting is 4:00 p.m. (Eastern Daylight Savings Time) on Tuesday, July 11, 2000.


                             THANK YOU FOR VOTING.

                                      -2-